MAY 11, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD ALTERNATIVE FUNDS PROSPECTUS

DATED MARCH 1, 2018

HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED MARCH 1, 2018

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED MARCH 1, 2018

hartford schroders funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH APRIL 20, 2018

This Supplement contains new and additional information and should be read in connection with your Prospectus.

(1)	In the section entitled “Classes of Shares” in each of the above referenced Prospectuses, footnote “(1)” below the classes of shares table is deleted in its entirety and replaced with the following:

(1)	Class T shares are not currently available for purchase and not currently sold in any State or to residents of any State, including Oklahoma and residents of Oklahoma.

(2)	In the section entitled “Classes of Shares – Investor Requirements – Class Y Shares” in each of the above referenced Prospectuses, the following is added after the last paragraph:

Effective May 11, 2018, neither the Funds, nor the Distributor, nor any affiliates of the Distributor will enter into any new arrangement to make any payment to any financial intermediary that is not directly related to account servicing, record keeping, sub-transfer agency, administration or similar services with respect to Class Y shares.

(3)	In the section entitled “Classes of Shares – How Sales Charges Are Calculated – Class A Shares” in each of the above referenced Prospectuses, the following sentence is added to the end of the fourth paragraph of that section:

Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

This Supplement should be retained with your Prospectus for future reference.

HV-7369	May 2018